State Street Active Core Bond Fund (formerly known as the State Street Institutional Income Fund)	SSFIX (Investment Class) SSFSX (Service Class)

Summary Prospectus–January 31, 2018, as revised July 6, 2018

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at www.ssga.com/geam/prospectus. You can also get this information at no cost by calling 1-800-242-0134 or by sending an email request to Statestreetfunds@ssga.com. The Fund’s Statutory Prospectus and Statement of Additional Information, both dated January 31, 2018, are incorporated by reference into this Summary Prospectus.

Investment Objective
Maximum income consistent with prudent investment management and the preservation of capital.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investment Class	Service Class
Management Fees[1]	0.23%	0.23%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.24%	0.49%
[1]

The Fund’s management fee is a “unitary” fee that includes most operating expenses payable by the Fund. The rate fluctuates based upon the average daily net assets of the Fund, and may be higher or lower than shown above.

Expense Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$25	$77	$135	$306
Service Class	$50	$157	$274	$616

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 326% of the average value of its portfolio.

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State Street Active Core Bond Fund

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) under normal circumstances in bonds and other debt securities.

The Fund invests primarily in a variety of investment-grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments. The Fund normally has a weighted average effective maturity of approximately five to ten years, but is subject to no limitation with respect to the maturities of the instruments in which it may invest.

U.S. Government securities are securities that are issued or guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills and notes and obligations of the Government National Mortgage Association (“Ginnie Mae”). Other U.S. Government securities are neither issued by nor guaranteed by the full faith and credit of the U.S. Government, including those issued by the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Fannie Mae and Freddie Mac have been operating under a conservatorship since 2008, with the Federal Housing Finance Agency acting as their conservator, and receive certain financing support from and have access to certain borrowing arrangements with the U.S. Treasury.

The portfolio managers seek to identify debt securities with characteristics such as:

•	attractive yields and prices

•	the potential for capital appreciation

•	reasonable credit quality

The portfolio managers may consider selling a security when one of these characteristics no longer applies, or when valuation becomes excessive and more attractive alternatives are identified.

The Fund also may invest up to 20% of its net assets in high yield securities (also known as “junk bonds”) and, to a lesser extent, in asset-backed securities, foreign (non-U.S.) and emerging market debt securities and equity securities.

The portfolio managers may also use various types of derivative instruments (primarily futures contracts and interest rate and credit default swaps) to manage yield, interest rate exposure (also known as duration) and exposure to credit quality, and to gain or hedge exposure to certain securities, indices or market segments.

The Fund may engage in active and frequent trading of its portfolio securities.

Principal Risks

The principal risks of investing in the Fund are:

Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities markets may cause multiple asset classes to decline in value simultaneously, although equity securities generally have greater price volatility than fixed income securities. Negative conditions and price declines may occur unexpectedly and dramatically. In addition, the Fund could be forced to sell portfolio securities at an inopportune time in order to meet unusually large or frequent redemption requests in times of overall market turmoil or declining prices for the securities.

Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. Bond prices generally rise when interest rates decline and generally decline when interest rates rise. Although governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates, the U.S. Federal Reserve recently raised interest rates slightly. It is possible there will be less governmental action in the future to maintain low interest rates or that action will be taken to raise interest rates further, which may have unpredictable effects on markets and the Fund’s investments. Thus, the Fund currently faces a heightened level of interest rate risk. More generally, changes in market conditions and governmental action may have adverse effects on investments, volatility, and liquidity in debt markets and any negative impact on fixed income securities could be swift and significant, potentially increasing Fund redemptions and negatively impacting the Fund’s performance.

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State Street Active Core Bond Fund

Credit Risk is the risk that the issuer or guarantor of a fixed income security, or the counterparty of a derivative instrument contract or repurchase agreement, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

Prepayment Risk is the risk that, during periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause the Fund to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates.

Mortgage-Backed Securities Risk is the risk of investing in mortgage-backed securities, and includes interest rate risk, prepayment risk and the risk that the Fund could lose money if there are defaults on the mortgage loans underlying these securities.

High Yield Securities Risk is the risk that high yield securities or unrated securities of similar credit quality (commonly known as “junk bonds”) are more likely to default than higher rated securities. These securities are considered to be speculative and their market value is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

Asset-Backed Securities Risk is the risk of investing in asset-backed securities, and includes interest rate risk, prepayment risk and the risk that the Fund could lose money if there are defaults on the loans underlying these securities.

Valuation Risk is the risk that the portfolio securities that have been valued using techniques other than market quotations may have valuations that are different from those produced using other methodologies, and that such securities may be sold at discounts to the values established by the Fund.

Foreign Investment Risk is the risk that investing in securities of foreign (non-U.S.) issuers may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockages and political changes or diplomatic developments. The costs of investing are higher in many foreign markets than in the U.S., and securities of foreign (non-U.S.) issuers may be less liquid and more difficult to value than securities of U.S. issuers. The risk of loss and volatility have increased in recent periods and may continue because of high levels of debt and other economic distress in various countries, including some in Europe. Attempted solutions such as austerity or stimulus measures and governmental regulation also may increase the risk of loss and volatility in securities markets.

Emerging Markets Risk is the risk of investing in securities of governments or companies located in emerging market countries, which primarily includes increased foreign investment risk. Emerging market countries may have unstable governments and/or economies that are subject to sudden change, and may also lack the legal, business and social framework to support securities markets, which tends to make investments less liquid and more volatile.

Currency Risk is the risk that the dollar value of foreign investments will change in response to changes in currency exchange rates. If a foreign currency weakens against the U.S. dollar, the U.S. dollar value of an investment denominated in that currency would also decline.

Management Risk is the risk that the investment techniques and risk analyses applied by the investment adviser will not produce the desired results and that legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to the investment adviser and the portfolio managers in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Derivative Instruments Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument will not correlate well with the performance of the securities or asset class to which the Fund seeks exposure or which the Fund seeks to hedge, (2) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, and (3) derivative instruments not traded on an exchange may be subject to counterparty risk (i.e., the risk that a counterparty to a derivative instruments transaction may not fulfill its obligations), as well as liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. The methodology the Fund uses to establish the fair value of a derivative instrument may result in a value materially different from the value obtained using an alternative methodology. In addition, changes in laws or regulations may make the use of derivative instruments more costly, may limit the Fund’s ability to employ certain strategies that use derivative instruments and/or may adversely affect the value of derivative instruments and the Fund’s performance.

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State Street Active Core Bond Fund

Portfolio Turnover Risk is the risk that, as a result of its principal investment strategies, the Fund may experience high portfolio turnover rates which may result in higher Fund expenses. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

U.S. Government Obligations Risk is the risk that U.S. Government obligations may be adversely affected by changes in interest rates, or a default by, or decline in the credit quality of, the U.S. Government. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government.

It is possible to lose money on an investment in the Fund, and this risk of loss may be heightened if you hold shares of the Fund for a shorter period. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

Performance

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. For updated performance information, please visit the Fund’s website at www.ssga.com/geam or call 1-800-242-0134.

Calendar Year Total Returns (%)

The bar chart shows the performance of the Fund’s Investment Class shares.

Highest/Lowest quarterly results during this time period were:

Highest 4.49% (quarter ended September 30, 2009)

Lowest -2.66% (quarter ended December 31, 2016)

Average Annual Total Returns (%) (for the periods ended December 31, 2017)

	1 Year	5 Years	10 Years	Since Inception
Investment Class (inception 11/21/97)
Return Before Taxes	4.12	2.52	3.92	4.84
Return After Taxes on Distributions	2.74	1.22	2.43	2.90
Return After Taxes on Distributions and Sale of Fund Shares	2.32	1.32	2.42	2.94
Service Class (inception 9/30/05)
Return Before Taxes	3.82	2.26	3.66	4.03
Bloomberg Barclays U.S. Aggregate Bond Index (does not reflect fees, expenses or taxes)	3.54	2.10	4.01	5.02	*
*	11/30/97 for Index

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investment Class shares only and after-tax returns for Service Class shares will vary.

Portfolio Management

Investment Adviser

SSGA Funds Management, Inc. (“SSGA FM”)

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State Street Active Core Bond Fund

Portfolio Managers

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser
Mark Johnson, CFA	Since 2007	Senior Managing Director at State Street Global Advisors (“SSGA”)
Matthew Nest, CFA	Since 2018	Managing Director at SSGA

Purchase and Sale of Fund Shares

Purchase Minimum
Eligible Investors	Initial Investment	Subsequent Investments
• Direct institutional investors (i.e., institutional investors purchasing shares for their own accounts).	$5 million	None

• Investment only defined contribution plans with a minimum plan asset size of $25 million at time of investment.

• Investment only defined contribution plans of any asset size that invest through an authorized retirement plan platform that aggregates trades for plan participants through omnibus or pooled account arrangements.

• Qualified college savings plans.

• Investors who invest via an omnibus account through authorized broker-dealers or other financial intermediaries that have entered into a distribution agreement, service agreement or other type of arrangement with SSGA FM, the Fund or State Street Global Advisors Funds Distributors, LLC (“SSGA FD”), the Fund’s principal distributor.

• Existing Fund shareholders of record.

	None	None

You may sell (redeem) all or part of your Fund shares on any business day through the following options:

•	Sending a written request by mail to:

State Street Global Advisors Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Overnight Delivery:

State Street Global Advisors Funds

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202-5207; or

•	Calling us at 1-800-242-0134.

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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State Street Active Core Bond Fund

State Street Global Advisors	SSF-INST SP FI 7-6-2018